Exhibit 32

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350,
                AS ADOPTED PURSUANT TO SECTION 906 OF THE
                        SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Epoch Holding Corporation (the "Company") on Form 10-Q for the third fiscal quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William W. Priest, Chief Executive Officer of the Company, and Mark E. Wilson, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. SS 1350, as adopted pursuant to SS 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.


Dated:  May 16, 2005                 By:  /s/ William W. Priest
                                            _____________________
                                          William W. Priest
                                          Chief Executive Officer

Dated:  May 16, 2005                 By:  /s/ Mark E. Wilson
                                          _______________________
                                          Mark E. Wilson
                                          Chief Financial Officer